Exhibit 99.1

AgriFORCE Growing Systems (AGRI) to Launch as First Publicly-Traded Avalanche-Focused Company on NASDAQ with a $550 Million Capital Raise Strategy

Advised by Leaders from Coinbase and SkyBridge Capital, and Led by a Team from Citi, Mastercard, and BlackRock, Company Will Provide Pure-Play Exposure to Avalanche, the Platform for Onchain Finance

New York, NY – September 22, 2025 – AgriFORCE Growing Systems Ltd. (Nasdaq: AGRI) today announced it will be renamed AVAX One (the “Company”) and plans to raise approximately $550 million, establishing the first NASDAQ-listed company with a dedicated strategy to maximize ownership of AVAX, the native token of the Avalanche network.

Avalanche is a high-speed, institutional-grade blockchain designed to be a foundational digital settlement layer for the future of finance. Its technology allows global leaders like KKR, Apollo and J.P. Morgan Chase to launch their own custom, compliant blockchains for the tokenization of real-world assets. The network is secured by $6.2 billion in staked assets.

“The architecture of financial markets is changing, and programmable blockchains like Avalanche are the new foundation,” said Jolie Kahn, Chief Executive Officer of the Company. “For the first time, our company provides public market investors with a professionally-managed vehicle to invest directly in this transformation. Our mission is to maximize our ownership of this foundational technology, AVAX, on a per-share basis, delivering direct value to our shareholders as this new economy grows.”

“Our vision is to build the ‘Berkshire Hathaway of the onchain financial economy,’ which is the execution of a multi-year thesis that Wall Street needs a smarter, more scalable way to get exposure to institutional grade blockchain infrastructure,” said Matt Zhang, Founder of Hivemind Capital and nominated Chairman of the Board.

“Our near-term active strategy will focus on disciplined asset accumulation and, in the long run, acquiring and onboarding cash-flowing fintech businesses onto the Avalanche network. This creates a powerful growth flywheel and sustainable NAV premium that differentiates ourselves from all other digital asset treasury companies and ETFs,” said Zhang, former global head of structured trading at Citi.

The goal of the Company’s capital raising strategy is to own more than $700 million worth of AVAX tokens, making it a foundational partner in the growing ecosystem. The capital raise strategy will be constituted of a successfully raised approximately $300 million PIPE, subject to shareholder approval, and will involve near-future capital raising activities to raise up to an additional $250 million, that are expected to be focused on equity-linked instruments.

The Company’s strategic advisory board will be led by Anthony Scaramucci, Founder of SkyBridge Capital, and Brett Tejpaul, Head of Coinbase Institutional, as well as other leaders in the finance industry to be revealed soon.

“The tokenization of assets is the single biggest theme for the next decade of finance,” said Anthony Scaramucci. “Avalanche has clearly become the institutional-grade platform for this shift, and SkyBridge has already committed to tokenizing on the network. AVAX One will be the essential on-ramp for public investors to participate.”

The capital raise is led by Hivemind Capital, with participation from over 50 institutional and crypto-native investors including ParaFi, Galaxy Digital, Digital Currency Group, Kraken, Cypher Capital, Big Brain Holdings, FalconX, Republic Digital, Borderless Capital, Summer Capital, GSR Ventures, Fintech Collective, Bastion Trading, CMCC Global Titan Fund, Hypersphere, Fifth Lane Capital, HashKey Capital and others.

The offer and sale of the foregoing securities in the PIPE is being made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

Advisors

Cohen & Company Capital Markets (“CCM”), a division of Cohen & Company Securities, LLC, served as exclusive financial advisor to Hivemind Capital and exclusive placement agent to the Company.

Lowenstein Sandler LLP served as legal advisor to Hivemind Capital. Morgan, Lewis & Bockius LLP served as legal advisor to CCM.

About AVAX One

AVAX One will be the first NASDAQ-listed company with a dedicated mission to provide pure-play exposure to the Avalanche ecosystem. The Company’s primary strategy will be to maximize AVAX per-share accretion for its shareholders through a disciplined, professionally managed approach to its digital asset treasury. Led by a team of veterans from institutional finance and advised by leaders from across the digital asset industry, AVAX One is being built to be the premier, regulated gateway for public market investors to participate in the growth of the onchain economy.

AVAX One will continue to operate its existing business AgriFORCE, a high-conviction, energy-led technology company operating at the convergence of digital infrastructure and clean power. Through its TerraHash Digital™ division, the Company builds and operates decentralized compute platforms powered by mobile, off-grid, natural gas systems.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the proposed offering and related transactions, the intended use of proceeds from the PIPE offering, expectations regarding future capital raising activity, the assets to be held by the Company, expectations regarding adoption of the Avalanche network, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other entities in similar business strategies, technological and market trends, future financial condition and performance, the expected financial impacts of the proposed transactions described herein, expectations relating to the receipt of shareholder approval and the timing of the closing of the PIPE offering. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the transactions and the proposed AVAX strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of AVAX and other cryptocurrencies; the risk that the price of the Company’s securities may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries and markets in which the Company does and will operate (including the applicable digital assets market); risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified in the Company’s filings with the SEC. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

Media Contacts

Ebony Lewkovitz

ebony@edencommunications.com